Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Annual Report of SPEAR & JACKSON, INC. (the "Company") on Form 10-KSB for the year ending September 30, 2003, as filed with the Securities and Exchange commission on the date hereof (the "Report"), I, William Fletcher, principal accounting officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.


                                                   /s/  William Fletcher
                                                   -----------------------------
                                                  Name: William Fletcher
                                                 Title: Principal Financial and
                                                        Accounting Officer
                                                 Dated: January 13, 2004